UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 31, 2009

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

PO Box 500
121 W. Merino St.
Upton, WY 82730
(Address of principal executive offices and Zip Code)

307-468-9369
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

    Upton, Wyoming (August 31, 2009) Big Cat Energy Corporation (www.bigcatenergy.com) (“Big Cat”) (BCTE: OTCBB), a supplier of produced water handling technology and services to the coalbed methane (CBM) industry, is pleased to announce that they have retained Wharton Consulting (“Wharton”) to position Big Cat’s Aquifer Recharge Injection Process as the most environmentally friendly and cost effective solution for handling water produced by coal bed methane wells.    Big Cat has agreed to pay Wharton $12,000 per month for up to six months for services rendered.   The agreement is terminable by either party on 30 days notice.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG CAT ENERGY CORPORATION

Dated this 31st day of August, 2009.	By:	RICHARD G. STIFEL
Richard G. Stifel
Principal Accounting Officer
and Principal Financial Officer